Events since the balance sheet date	12 Months Ended
Dec. 31, 2018
Disclosure of events after reporting period [text block] [Abstract]
Disclosure of events after reporting period [text block]

51   Events since the balance sheet date

As the industry deadline of the end of August 2019 approaches, the Group is experiencing a higher volume of complaints received in relation to the sale of payment protection insurance, driven by increased claims management company activity. In light of the potentially higher total value of complaints and associated administration costs, the Group has reassessed its provisioning in relation to the sale of payment protection insurance, leading to an additional charge of £649 million, bringing the total charge for the year ended 31 December 2018 to £1,395 million.